UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2005

QUINCY ENERGY CORP.

(formerly Quincy Gold Corp.)

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-31501 (Commission File Number)	98 0218264 (IRS Employer Identification No.)

309 Center Street, Hancock, MI 49930

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (906) 370 4695

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. - The following documents are filed as exhibits to this report:

                  99.1        Press release issued September 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

September 23, 2005

QUINCY ENERGY CORP.

By:

/s/ James N. Fairbairn

James N. Fairbairn

Chief Financial Officer